March 18, 1997

Snyder Communications, Inc.
Two Democracy Center
6903 Rockledge Drive
15th Floor
Bethesda, MD  20817

Gentlemen:

                  Reference is made to the provisions of the Agreement and Plan of Merger, dated as of March 18, 1997 (together with any amendments thereto, the "Merger Agreement"), among American List Corporation, a Delaware corporation (the "Company"), Snyder Communications, Inc., a Delaware corporation ("Parent"), and Snyder Z Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). This letter constitutes the undertakings of the undersigned contemplated by the Merger Agreement.

                  I understand that I may be deemed to be an "affiliate" of the Company, as such term is defined for purposes of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the transferability of the shares of common stock, par value $.001 per share, of Parent (the "Parent Shares") which I will receive upon the consummation of the Merger in exchange for my shares of common stock of the Company (the "Company Shares"), or upon exercise of certain options I hold to purchase shares of common stock of the Company is restricted. Nothing herein shall be construed as an admission that I am an affiliate or as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                  I hereby represent, warrant and covenant to Parent that:

                  (a) I will not transfer, sell or otherwise dispose of any of the Parent Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) as permitted by, and in accordance with, Rule 145, if applicable, or another applicable exemption under the Securities Act; and

                  (b) I will not (i) transfer, sell or otherwise dispose of any Company Shares or (ii) sell or otherwise reduce my risk (within the meaning of the Securities and Exchange Commission's Financial Reporting Release No. 1., "Codification of Financial Reporting Policies," Section 201.01 [47 F.R. 21028] (May 17, 1982) with respect to any Parent Shares, in each case until after such time (the "Delivery Time") as consolidated financial statements which reflect at least 30 days of post-merger combined operations of Parent and the Company have been published by Parent, except as permitted by Staff Accounting Bulletin No. 76 issued by the Securities and Exchange Commission; and

                  (c) I shall execute and deliver to Schulte, Roth & Zabel LLP, counsel to the Company, and to the Company a certificate in such form as and at such time or times as may be reasonably requested by such law firm or the Company, as the case may be, in connection with such law firm's delivery of an opinion with respect to the transactions contemplated by the Merger Agreement and shall provide a copy thereof to Parent.

                  I hereby acknowledge that, except as otherwise provided in the Merger Agreement, Parent is under no obligation to register the sale, transfer, pledge or other disposition of the Parent Shares or to take any other action necessary for the purpose of making an exemption from registration available.

                  I understand that Parent may issue stop transfer instructions to its transfer agents with respect to the Parent Shares and that a restrictive legend will be placed on the certificates delivered to me evidencing the Parent Shares in substantially the following form:

                  "This certificate and the shares represented hereby have been issued pursuant to a transaction governed by Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or otherwise disposed of unless registered under the Securities Act pursuant to a Registration Statement in effect at the time or unless the proposed sale or disposition can be made in compliance with Rule 145 or without registration in reliance on another exemption therefrom. Reference is made to that certain letter agreement, dated March 18, 1997, between the Holder and the Issuer, a copy of which is on file in the principal office of the Issuer which contains further restrictions on the transferability of this certificate and the shares represented hereby."

                  This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  Without the consent of J. Morton Davis, Parent shall not register any shares of its common stock currently held or beneficially owned by Mort Zuckerman, Fred Drasner, Dan Snyder or Michelle Snyder in connection with any registered secondary offering prior to the publication of at least 30 days of financial results of Parent and its consolidated subsidiaries for the period following the Merger, provided that the restrictions in this paragraph shall terminate upon the earlier of (i) the termination of the Merger Agreement for any reason or (ii) August 15, 1997 unless the Merger shall have been consummated as of such date.

                  The term Parent Shares as used in this letter shall mean and include not only the common stock of Parent as presently constituted, but also any other stock which may be issued in exchange for, in lieu of, or in addition to, all or any part of such Parent Shares.

                                            Very truly yours,

                                            /s/ Martin Lerner
                                            -----------------------
                                                MARTIN LERNER





Acknowledged and agreed to:

SNYDER COMMUNICATIONS, INC.

By:  /s/ Michele D. Snyder
     ---------------------
Name:  Michele D. Snyder
Title: Vice Chairman & Chief
       Operating Officer

C:\DATA\WP\74807\0003\1819\LTR3207P.540

March 18, 1997

Snyder Communications, Inc.
Two Democracy Center
6903 Rockledge Drive
15th Floor
Bethesda, MD  20817

Gentlemen:

                  Reference is made to the provisions of the Agreement and Plan of Merger, dated as of March 18, 1997 (together with any amendments thereto, the "Merger Agreement"), among American List Corporation, a Delaware corporation (the "Company"), Snyder Communications, Inc., a Delaware corporation ("Parent"), and Snyder Z Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). This letter constitutes the undertakings of the undersigned contemplated by the Merger Agreement.

                  I understand that I may be deemed to be an "affiliate" of the Company, as such term is defined for purposes of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the transferability of the shares of common stock, par value $.001 per share, of Parent (the "Parent Shares") which I will receive upon the consummation of the Merger in exchange for my shares of common stock of the Company (the "Company Shares"), or upon exercise of certain options I hold to purchase shares of common stock of the Company is restricted. Nothing herein shall be construed as an admission that I am an affiliate or as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                  I hereby represent, warrant and covenant to Parent that:

                  (a) I will not transfer, sell or otherwise dispose of any of the Parent Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) as permitted by, and in accordance with, Rule 145, if applicable, or another applicable exemption under the Securities Act; and

                  (b) I will not (i) transfer, sell or otherwise dispose of any Company Shares or (ii) sell or otherwise reduce my risk (within the meaning of the Securities and Exchange Commission's Financial Reporting Release No. 1., "Codification of Financial Reporting Policies," Section 201.01 [47 F.R. 21028] (May 17, 1982) with respect to any Parent Shares, in each case until after such time (the "Delivery Time") as consolidated financial statements which reflect at least 30 days of post-merger combined operations of Parent and the Company have been published by Parent, except as permitted by Staff Accounting Bulletin No. 76 issued by the Securities and Exchange Commission; and

                  (c) I shall execute and deliver to Schulte, Roth & Zabel LLP, counsel to the Company, and to the Company a certificate in such form as and at such time or times as may be reasonably requested by such law firm or the Company, as the case may be, in connection with such law firm's delivery of an opinion with respect to the transactions contemplated by the Merger Agreement and shall provide a copy thereof to Parent.

                  I hereby acknowledge that, except as otherwise provided in the Merger Agreement, Parent is under no obligation to register the sale, transfer, pledge or other disposition of the Parent Shares or to take any other action necessary for the purpose of making an exemption from registration available.

                  I understand that Parent may issue stop transfer instructions to its transfer agents with respect to the Parent Shares and that a restrictive legend will be placed on the certificates delivered to me evidencing the Parent Shares in substantially the following form:

                  "This certificate and the shares represented hereby have been issued pursuant to a transaction governed by Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or otherwise disposed of unless registered under the Securities Act pursuant to a Registration Statement in effect at the time or unless the proposed sale or disposition can be made in compliance with Rule 145 or without registration in reliance on another exemption therefrom. Reference is made to that certain letter agreement, dated March 18, 1997, between the Holder and the Issuer, a copy of which is on file in the principal office of the Issuer which contains further restrictions on the transferability of this certificate and the shares represented hereby."

                  This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  Without the consent of J. Morton Davis, Parent shall not register any shares of its common stock currently held or beneficially owned by Mort Zuckerman, Fred Drasner, Dan Snyder or Michelle Snyder in connection with any registered secondary offering prior to the publication of at least 30 days of financial results of Parent and its consolidated subsidiaries for the period following the Merger, provided that the restrictions in this paragraph shall terminate upon the earlier of (i) the termination of the Merger Agreement for any reason or (ii) August 15, 1997 unless the Merger shall have been consummated as of such date.

                  The term Parent Shares as used in this letter shall mean and include not only the common stock of Parent as presently constituted, but also any other stock which may be issued in exchange for, in lieu of, or in addition to, all or any part of such Parent Shares.

                                            Very truly yours,

                                            /s/ J. Morton Davis
                                            -----------------------
                                                J. MORTON DAVIS





Acknowledged and agreed to:

SNYDER COMMUNICATIONS, INC.

By:   /s/ Michele D. Snyder
      ---------------------
Name:     Michele D. Snyder
Title:    Vice Chairman &
          Chief Operating Officer

C:\DATA\WP\74807\0003\1819\LTR3207P.560

March 18, 1997

Snyder Communications, Inc.
Two Democracy Center
6903 Rockledge Drive
15th Floor
Bethesda, MD  20817

Gentlemen:

                  Reference is made to the provisions of the Agreement and Plan of Merger, dated as of March 18, 1997 (together with any amendments thereto, the "Merger Agreement"), among American List Corporation, a Delaware corporation (the "Company"), Snyder Communications, Inc., a Delaware corporation ("Parent"), and Snyder Z Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). This letter constitutes the undertakings of the undersigned contemplated by the Merger Agreement.

                  I understand that I may be deemed to be an "affiliate" of the Company, as such term is defined for purposes of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the transferability of the shares of common stock, par value $.001 per share, of Parent (the "Parent Shares") which I will receive upon the consummation of the Merger in exchange for my shares of common stock of the Company (the "Company Shares"), or upon exercise of certain options I hold to purchase shares of common stock of the Company is restricted. Nothing herein shall be construed as an admission that I am an affiliate or as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                  I hereby represent, warrant and covenant to Parent that:

                  (a) I will not transfer, sell or otherwise dispose of any of the Parent Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) as permitted by, and in accordance with, Rule 145, if applicable, or another applicable exemption under the Securities Act; and

                  (b) I will not (i) transfer, sell or otherwise dispose of any Company Shares or (ii) sell or otherwise reduce my risk (within the meaning of the Securities and Exchange Commission's Financial Reporting Release No. 1., "Codification of Financial Reporting Policies," Section 201.01 [47 F.R. 21028] (May 17, 1982) with respect to any Parent Shares, in each case until after such time (the "Delivery Time") as consolidated financial statements which reflect at least 30 days of post-merger combined operations of Parent and the Company have been published by Parent, except as permitted by Staff Accounting Bulletin No. 76 issued by the Securities and Exchange Commission; and

                  (c) I shall execute and deliver to Schulte, Roth & Zabel LLP, counsel to the Company, and to the Company a certificate in such form as and at such time or times as may be reasonably requested by such law firm or the Company, as the case may be, in connection with such law firm's delivery of an opinion with respect to the transactions contemplated by the Merger Agreement and shall provide a copy thereof to Parent.

                  I hereby acknowledge that, except as otherwise provided in the Merger Agreement, Parent is under no obligation to register the sale, transfer, pledge or other disposition of the Parent Shares or to take any other action necessary for the purpose of making an exemption from registration available.

                  I understand that Parent may issue stop transfer instructions to its transfer agents with respect to the Parent Shares and that a restrictive legend will be placed on the certificates delivered to me evidencing the Parent Shares in substantially the following form:

                  "This certificate and the shares represented hereby have been issued pursuant to a transaction governed by Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or otherwise disposed of unless registered under the Securities Act pursuant to a Registration Statement in effect at the time or unless the proposed sale or disposition can be made in compliance with Rule 145 or without registration in reliance on another exemption therefrom. Reference is made to that certain letter agreement, dated March 18, 1997, between the Holder and the Issuer, a copy of which is on file in the principal office of the Issuer which contains further restrictions on the transferability of this certificate and the shares represented hereby."

                  This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  Without the consent of J. Morton Davis, Parent shall not register any shares of its common stock currently held or beneficially owned by Mort Zuckerman, Fred Drasner, Dan Snyder or Michelle Snyder in connection with any registered secondary offering prior to the publication of at least 30 days of financial results of Parent and its consolidated subsidiaries for the period following the Merger, provided that the restrictions in this paragraph shall terminate upon the earlier of (i) the termination of the Merger Agreement for any reason or (ii) August 15, 1997 unless the Merger shall have been consummated as of such date.

                  The term Parent Shares as used in this letter shall mean and include not only the common stock of Parent as presently constituted, but also any other stock which may be issued in exchange for, in lieu of, or in addition to, all or any part of such Parent Shares.

                                            Very truly yours,

                                            /s/ Kenton Wood
                                            -----------------------
                                                KENTON WOOD





Acknowledged and agreed to:

SNYDER COMMUNICATIONS, INC.

By:  /s/ Michele D. Snyder
     ---------------------
Name:  Michele D. Snyder
Title: Vice Chairman & Chief
       Operating Officer

C:\DATA\WP\74807\0003\1819\LTR3207P.570

March 18, 1997

Snyder Communications, Inc.
Two Democracy Center
6903 Rockledge Drive
15th Floor
Bethesda, MD  20817

Gentlemen:

                  Reference is made to the provisions of the Agreement and Plan of Merger, dated as of March 18, 1997 (together with any amendments thereto, the "Merger Agreement"), among American List Corporation, a Delaware corporation (the "Company"), Snyder Communications, Inc., a Delaware corporation ("Parent"), and Snyder Z Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). This letter constitutes the undertakings of the undersigned contemplated by the Merger Agreement.

                  I understand that I may be deemed to be an "affiliate" of the Company, as such term is defined for purposes of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the transferability of the shares of common stock, par value $.001 per share, of Parent (the "Parent Shares") which I will receive upon the consummation of the Merger in exchange for my shares of common stock of the Company (the "Company Shares"), or upon exercise of certain options I hold to purchase shares of common stock of the Company is restricted. Nothing herein shall be construed as an admission that I am an affiliate or as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                  I hereby represent, warrant and covenant to Parent that:

                  (a) I will not transfer, sell or otherwise dispose of any of the Parent Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) as permitted by, and in accordance with, Rule 145, if applicable, or another applicable exemption under the Securities Act; and

                  (b) I will not (i) transfer, sell or otherwise dispose of any Company Shares or (ii) sell or otherwise reduce my risk (within the meaning of the Securities and Exchange Commission's Financial Reporting Release No. 1., "Codification of Financial Reporting Policies," Section 201.01 [47 F.R. 21028] (May 17, 1982) with respect to any Parent Shares, in each case until after such time (the "Delivery Time") as consolidated financial statements which reflect at least 30 days of post-merger combined operations of Parent and the Company have been published by Parent, except as permitted by Staff Accounting Bulletin No. 76 issued by the Securities and Exchange Commission; and

                  (c) I shall execute and deliver to Schulte, Roth & Zabel LLP, counsel to the Company, and to the Company a certificate in such form as and at such time or times as may be reasonably requested by such law firm or the Company, as the case may be, in connection with such law firm's delivery of an opinion with respect to the transactions contemplated by the Merger Agreement and shall provide a copy thereof to Parent.

                  I hereby acknowledge that, except as otherwise provided in the Merger Agreement, Parent is under no obligation to register the sale, transfer, pledge or other disposition of the Parent Shares or to take any other action necessary for the purpose of making an exemption from registration available.

                  I understand that Parent may issue stop transfer instructions to its transfer agents with respect to the Parent Shares and that a restrictive legend will be placed on the certificates delivered to me evidencing the Parent Shares in substantially the following form:

                  "This certificate and the shares represented hereby have been issued pursuant to a transaction governed by Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or otherwise disposed of unless registered under the Securities Act pursuant to a Registration Statement in effect at the time or unless the proposed sale or disposition can be made in compliance with Rule 145 or without registration in reliance on another exemption therefrom. Reference is made to that certain letter agreement, dated March 18, 1997, between the Holder and the Issuer, a copy of which is on file in the principal office of the Issuer which contains further restrictions on the transferability of this certificate and the shares represented hereby."

                  This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  Without the consent of J. Morton Davis, Parent shall not register any shares of its common stock currently held or beneficially owned by Mort Zuckerman, Fred Drasner, Dan Snyder or Michelle Snyder in connection with any registered secondary offering prior to the publication of at least 30 days of financial results of Parent and its consolidated subsidiaries for the period following the Merger, provided that the restrictions in this paragraph shall terminate upon the earlier of (i) the termination of the Merger Agreement for any reason or (ii) August 15, 1997 unless the Merger shall have been consummated as of such date.

                  The term Parent Shares as used in this letter shall mean and include not only the common stock of Parent as presently constituted, but also any other stock which may be issued in exchange for, in lieu of, or in addition to, all or any part of such Parent Shares.

                                            Very truly yours,

                                            /s/ Philip Lubitz
                                            -----------------------
                                                PHILIP LUBITZ





Acknowledged and agreed to:

SNYDER COMMUNICATIONS, INC.

By:  /s/ Michele D. Snyder
    ----------------------
Name:  Michele D. Snyder
Title: Vice Chairman &
       Chief Operating Officer

C:\DATA\WP\74807\0003\1819\LTR3207P.580

March 18, 1997

Snyder Communications, Inc.
Two Democracy Center
6903 Rockledge Drive
15th Floor
Bethesda, MD  20817

Gentlemen:

                  Reference is made to the provisions of the Agreement and Plan of Merger, dated as of March 18, 1997 (together with any amendments thereto, the "Merger Agreement"), among American List Corporation, a Delaware corporation (the "Company"), Snyder Communications, Inc., a Delaware corporation ("Parent"), and Snyder Z Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). This letter constitutes the undertakings of the undersigned contemplated by the Merger Agreement.

                  I understand that I may be deemed to be an "affiliate" of the Company, as such term is defined for purposes of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the transferability of the shares of common stock, par value $.001 per share, of Parent (the "Parent Shares") which I will receive upon the consummation of the Merger in exchange for my shares of common stock of the Company (the "Company Shares"), or upon exercise of certain options I hold to purchase shares of common stock of the Company is restricted. Nothing herein shall be construed as an admission that I am an affiliate or as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                  I hereby represent, warrant and covenant to Parent that:

                  (a) I will not transfer, sell or otherwise dispose of any of the Parent Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) as permitted by, and in accordance with, Rule 145, if applicable, or another applicable exemption under the Securities Act; and

                  (b) I will not (i) transfer, sell or otherwise dispose of any Company Shares or (ii) sell or otherwise reduce my risk (within the meaning of the Securities and Exchange Commission's Financial Reporting Release No. 1., "Codification of Financial Reporting Policies," Section 201.01 [47 F.R. 21028] (May 17, 1982) with respect to any Parent Shares, in each case until after such time (the "Delivery Time") as consolidated financial statements which reflect at least 30 days of post-merger combined operations of Parent and the Company have been published by Parent, except as permitted by Staff Accounting Bulletin No. 76 issued by the Securities and Exchange Commission; and

                  (c) I shall execute and deliver to Schulte, Roth & Zabel LLP, counsel to the Company, and to the Company a certificate in such form as and at such time or times as may be reasonably requested by such law firm or the Company, as the case may be, in connection with such law firm's delivery of an opinion with respect to the transactions contemplated by the Merger Agreement and shall provide a copy thereof to Parent.

                  I hereby acknowledge that, except as otherwise provided in the Merger Agreement, Parent is under no obligation to register the sale, transfer, pledge or other disposition of the Parent Shares or to take any other action necessary for the purpose of making an exemption from registration available.

                  I understand that Parent may issue stop transfer instructions to its transfer agents with respect to the Parent Shares and that a restrictive legend will be placed on the certificates delivered to me evidencing the Parent Shares in substantially the following form:

                  "This certificate and the shares represented hereby have been issued pursuant to a transaction governed by Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or otherwise disposed of unless registered under the Securities Act pursuant to a Registration Statement in effect at the time or unless the proposed sale or disposition can be made in compliance with Rule 145 or without registration in reliance on another exemption therefrom. Reference is made to that certain letter agreement, dated March 18, 1997, between the Holder and the Issuer, a copy of which is on file in the principal office of the Issuer which contains further restrictions on the transferability of this certificate and the shares represented hereby."

                  This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  Without the consent of J. Morton Davis, Parent shall not register any shares of its common stock currently held or beneficially owned by Mort Zuckerman, Fred Drasner, Dan Snyder or Michelle Snyder in connection with any registered secondary offering prior to the publication of at least 30 days of financial results of Parent and its consolidated subsidiaries for the period following the Merger, provided that the restrictions in this paragraph shall terminate upon the earlier of (i) the termination of the Merger Agreement for any reason or (ii) August 15, 1997 unless the Merger shall have been consummated as of such date.

                  The term Parent Shares as used in this letter shall mean and include not only the common stock of Parent as presently constituted, but also any other stock which may be issued in exchange for, in lieu of, or in addition to, all or any part of such Parent Shares.

                                            Very truly yours,

                                            /s/ Ben Ermini
                                            -----------------------
                                                BEN ERMINI





Acknowledged and agreed to:

SNYDER COMMUNICATIONS, INC.

By:  /s/ Michele D. Snyder
     ---------------------
Name:  Michele D. Snyder
Title: Vice Chairman & Chief
        Operating Officer

C:\DATA\WP\74807\0003\1819\LTR3207R.010

March 18, 1997

Snyder Communications, Inc.
Two Democracy Center
6903 Rockledge Drive
15th Floor
Bethesda, MD  20817

Gentlemen:

                  Reference is made to the provisions of the Agreement and Plan of Merger, dated as of March 18, 1997 (together with any amendments thereto, the "Merger Agreement"), among American List Corporation, a Delaware corporation (the "Company"), Snyder Communications, Inc., a Delaware corporation ("Parent"), and Snyder Z Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). This letter constitutes the undertakings of the undersigned contemplated by the Merger Agreement.

                  I understand that I may be deemed to be an "affiliate" of the Company, as such term is defined for purposes of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the transferability of the shares of common stock, par value $.001 per share, of Parent (the "Parent Shares") which I will receive upon the consummation of the Merger in exchange for my shares of common stock of the Company (the "Company Shares"), or upon exercise of certain options I hold to purchase shares of common stock of the Company is restricted. Nothing herein shall be construed as an admission that I am an affiliate or as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                  I hereby represent, warrant and covenant to Parent that:

                  (a) I will not transfer, sell or otherwise dispose of any of the Parent Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) as permitted by, and in accordance with, Rule 145, if applicable, or another applicable exemption under the Securities Act; and

                  (b) I will not (i) transfer, sell or otherwise dispose of any Company Shares or (ii) sell or otherwise reduce my risk (within the meaning of the Securities and Exchange Commission's Financial Reporting Release No. 1., "Codification of Financial Reporting Policies," Section 201.01 [47 F.R. 21028] (May 17, 1982) with respect to any Parent Shares, in each case until after such time (the "Delivery Time") as consolidated financial statements which reflect at least 30 days of post-merger combined operations of Parent and the Company have been published by Parent, except as permitted by Staff Accounting Bulletin No. 76 issued by the Securities and Exchange Commission; and

                  (c) I shall execute and deliver to Schulte, Roth & Zabel LLP, counsel to the Company, and to the Company a certificate in such form as and at such time or times as may be reasonably requested by such law firm or the Company, as the case may be, in connection with such law firm's delivery of an opinion with respect to the transactions contemplated by the Merger Agreement and shall provide a copy thereof to Parent.

                  I hereby acknowledge that, except as otherwise provided in the Merger Agreement, Parent is under no obligation to register the sale, transfer, pledge or other disposition of the Parent Shares or to take any other action necessary for the purpose of making an exemption from registration available.

                  I understand that Parent may issue stop transfer instructions to its transfer agents with respect to the Parent Shares and that a restrictive legend will be placed on the certificates delivered to me evidencing the Parent Shares in substantially the following form:

                  "This certificate and the shares represented hereby have been issued pursuant to a transaction governed by Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or otherwise disposed of unless registered under the Securities Act pursuant to a Registration Statement in effect at the time or unless the proposed sale or disposition can be made in compliance with Rule 145 or without registration in reliance on another exemption therefrom. Reference is made to that certain letter agreement, dated March 18, 1997, between the Holder and the Issuer, a copy of which is on file in the principal office of the Issuer which contains further restrictions on the transferability of this certificate and the shares represented hereby."

                  This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  Without the consent of J. Morton Davis, Parent shall not register any shares of its common stock currently held or beneficially owned by Mort Zuckerman, Fred Drasner, Dan Snyder or Michelle Snyder in connection with any registered secondary offering prior to the publication of at least 30 days of financial results of Parent and its consolidated subsidiaries for the period following the Merger, provided that the restrictions in this paragraph shall terminate upon the earlier of (i) the termination of the Merger Agreement for any reason or (ii) August 15, 1997 unless the Merger shall have been consummated as of such date.

                  The term Parent Shares as used in this letter shall mean and include not only the common stock of Parent as presently constituted, but also any other stock which may be issued in exchange for, in lieu of, or in addition to, all or any part of such Parent Shares.

                                            Very truly yours,

                                            /s/ Donald Damore
                                            -----------------------
                                                DONALD DAMORE





Acknowledged and agreed to:

SNYDER COMMUNICATIONS, INC.

By:   /s/ Michele D. Snyder
      ---------------------
Name:     Michele D. Snyder
Title:    Vice Chairman &
          Chief Operating Officer

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

March 18, 1997

Snyder Communications, Inc.
Two Democracy Center
6903 Rockledge Drive
15th Floor
Bethesda, MD  20817

Gentlemen:

                  Reference is made to the provisions of the Agreement and Plan of Merger, dated as of March 18, 1997 (together with any amendments thereto, the "Merger Agreement"), among American List Corporation, a Delaware corporation (the "Company"), Snyder Communications, Inc., a Delaware corporation ("Parent"), and Snyder Z Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). This letter constitutes the undertakings of the undersigned contemplated by the Merger Agreement.

                  I understand that I may be deemed to be an "affiliate" of the Company, as such term is defined for purposes of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the transferability of the shares of common stock, par value $.001 per share, of Parent (the "Parent Shares") which I will receive upon the consummation of the Merger in exchange for my shares of common stock of the Company (the "Company Shares"), or upon exercise of certain options I hold to purchase shares of common stock of the Company is restricted. Nothing herein shall be construed as an admission that I am an affiliate or as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                  I hereby represent, warrant and covenant to Parent that:

                  (a) I will not transfer, sell or otherwise dispose of any of the Parent Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) as permitted by, and in accordance with, Rule 145, if applicable, or another applicable exemption under the Securities Act; and

                  (b) I will not (i) transfer, sell or otherwise dispose of any Company Shares or (ii) sell or otherwise reduce my risk (within the meaning of the Securities and Exchange Commission's Financial Reporting Release No. 1., "Codification of Financial Reporting Policies," Section 201.01 [47 F.R. 21028] (May 17, 1982) with respect to any Parent Shares, in each case until after such time (the "Delivery Time") as consolidated financial statements which reflect at least 30 days of post-merger combined operations of Parent and the Company have been published by Parent, except as permitted by Staff Accounting Bulletin No. 76 issued by the Securities and Exchange Commission; and

                  (c) I shall execute and deliver to Schulte, Roth & Zabel LLP, counsel to the Company, and to the Company a certificate in such form as and at such time or times as may be reasonably requested by such law firm or the Company, as the case may be, in connection with such law firm's delivery of an opinion with respect to the transactions contemplated by the Merger Agreement and shall provide a copy thereof to Parent.

                  I hereby acknowledge that, except as otherwise provided in the Merger Agreement, Parent is under no obligation to register the sale, transfer, pledge or other disposition of the Parent Shares or to take any other action necessary for the purpose of making an exemption from registration available.

                  I understand that Parent may issue stop transfer instructions to its transfer agents with respect to the Parent Shares and that a restrictive legend will be placed on the certificates delivered to me evidencing the Parent Shares in substantially the following form:

                  "This certificate and the shares represented hereby have been issued pursuant to a transaction governed by Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or otherwise disposed of unless registered under the Securities Act pursuant to a Registration Statement in effect at the time or unless the proposed sale or disposition can be made in compliance with Rule 145 or without registration in reliance on another exemption therefrom. Reference is made to that certain letter agreement, dated March 18, 1997, between the Holder and the Issuer, a copy of which is on file in the principal office of the Issuer which contains further restrictions on the transferability of this certificate and the shares represented hereby."

                  This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  Without the consent of J. Morton Davis, Parent shall not register any shares of its common stock currently held or beneficially owned by Mort Zuckerman, Fred Drasner, Dan Snyder or Michelle Snyder in connection with any registered secondary offering prior to the publication of at least 30 days of financial results of Parent and its consolidated subsidiaries for the period following the Merger, provided that the restrictions in this paragraph shall terminate upon the earlier of (i) the termination of the Merger Agreement for any reason or (ii) August 15, 1997 unless the Merger shall have been consummated as of such date.

                  The term Parent Shares as used in this letter shall mean and include not only the common stock of Parent as presently constituted, but also any other stock which may be issued in exchange for, in lieu of, or in addition to, all or any part of such Parent Shares.

                                            Very truly yours,

                                            /s/ Charles Caccia
                                            -----------------------
                                                CHARLES CACCIA





Acknowledged and agreed to:

SNYDER COMMUNICATIONS, INC.

By:   /s/ Michele D. Snyder
      ---------------------
Name:     Michele D. Snyder
Title:    Vice Chairman &
          Chief Operating Officer

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